UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

WILLIAM PENN BANCORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40255	85-3898797
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

10 Canal Street, Suite 104, Bristol, Pennsylvania 19007

(Address of principal executive offices) (Zip Code)

(267) 540-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WMPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [☒]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Item 2.02Results of Operations and Financial Condition.

On October 18, 2023, William Penn Bancorporation (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2023.  A copy of the Company’s press release is attached as Exhibit 99.1 and is furnished herewith.

The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 8.01Other Events.

On October 18, 2023, the Board of Directors of the Company declared a cash dividend of $0.03 per share, payable on November 9, 2023, to common shareholders of record at the close of business on October 30, 2023.

On October 18, 2023, the Company also issued a press release announcing that the Company’s Board of Directors has authorized a new stock repurchase program to acquire up to 1,046,610 shares, or approximately 10.0%, of the Company's currently issued and outstanding common stock, commencing upon the completion of the Company’s existing stock repurchase program. The new stock repurchase program was adopted following the Company’s consultation with the Federal Reserve Bank of Philadelphia. For more information, reference is made to the Company’s press release dated October 18, 2023, a copy of which is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01        Financial Statements and Other Exhibits.

(d)        Exhibits

Number	Description

99.1	Press Release dated October 18, 2023
99.2	Press Release dated October 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

3
WILLIAM PENN BANCORPORATION

Date: October 18, 2023	By:	/s/ Kenneth J. Stephon
Kenneth J. Stephon
Chairman, President and Chief Executive Officer